Fair Value Measurements	12 Months Ended
Dec. 31, 2014
Fair Value Disclosures [Abstract]
Fair Value Measurements

Note 7—Fair Value Measurements

Fair Value Measurement on a Recurring Basis

The following table presents, by level within the fair value hierarchy, the Company’s assets and liabilities that are measured at fair value on a recurring basis. The carrying amounts reported in the consolidated balance sheets for cash and cash equivalents, accounts receivable, and accounts payable approximate fair value due to the nature of the instrument and/or the short-term maturity of these instruments.

The fair value of the Company’s derivatives is based on third-party pricing models which utilize inputs that are readily available in the public market, such as natural gas forward curves. These values are compared to the values given by counterparties for reasonableness. Since natural gas swaps do not include optionality and therefore generally have no unobservable inputs, they are classified as Level 2.

	Level 1	Level 2	Level 3	Total Fair Value
As of December 31, 2014: (in thousands)
Commodity derivative instruments	$—	$19,034	$—	$19,034

Total	$—	$19,034	$—	$19,034

The Company did not have any assets or liabilities that were measured at fair value on a recurring basis as of December 31, 2013, except for pension assets as described in Note 9.

Nonfinancial Assets and Liabilities

Assets and liabilities acquired in business combinations are recorded at their fair value on the date of acquisition. Significant Level 3 assumptions associated with the calculation of future cash flows used in the analysis of fair value of the oil and natural gas property acquired include the Company’s estimate of future commodity prices, production costs, development expenditures, production, risk-adjusted discount rates, and other relevant data. Additionally, fair value is used to determine the inception value of the Company’s AROs. The inputs used to determine such fair value are primarily based upon costs incurred historically for similar work, as well as estimates from independent third parties for costs that would be incurred to restore leased property to the contractually stipulated condition. Additions to the Company’s ARO represent a nonrecurring Level 3 measurement. (See Note 3(m)).

The Company reviews its proved oil and natural gas properties for impairment purposes by comparing the expected undiscounted future cash flows at a producing field level to the unamortized capitalized cost of the asset. Significant assumptions associated with the calculation of future cash flows used in the impairment analysis include the estimate of future commodity prices, production costs, development expenditures, production, risk-adjusted discount rates and other relevant data. As such, the fair value of oil and natural gas properties used in estimating impairment represents a nonrecurring Level 3 measurement. (See Note 3(i)).

The estimated fair values of the Company’s financial instruments closely approximate the carrying amounts due, except for long-term debt. (see “Note 8—Debt”)